SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 12, 2007

Breeze-Eastern Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey		07083

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99: PRESS RELEASE

Item 8.01 Other Events.
On September 12, 2007, the Company issued a press release announcing that it had held its annual meeting of stockholders and that the stockholders of the Company had elected the eight (8) directors nominated by the Company: William Alderman, Charles Grigg, Jay Harris, William Recker, Russell Sarachek, William Shockley, Frederick Wasserman and Robert White, to serve until the next annual meeting or until their successors are elected. In addition, the stockholders ratified the selection by the Audit Committee of Margolis & Company P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.
Reference is made to the Company’s press release dated September 12, 2007, a copy of which is attached hereto as Exhibit 99 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. None
     (b) Pro Forma Financial Information. None
     (c) Shell Company Transactions. Not applicable.
     (d) Exhibits.

Exhibit	Description

99	Press Release of the Company dated September 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE-EASTERN CORPORATION

	By:	/s/ Joseph F. Spanier

Joseph F. Spanier, Executive Vice President, Chief Financial Officer and Treasurer

Date: September 13, 2007

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